Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the long-range plan, including achieving our debt-reduction targets; changes in reserve estimates based upon internal and third party reserve analyses; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; uncertainties associated with exploration and production activities; actions by the credit rating agencies; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainty associated with pipeline rate cases; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Values Stewardship Integrity Safety Accountability Excellence

YTD Highlights Production segment making progress Completed three producing property acquisitions Confirmed important Gulf of Mexico discovery Pipeline segment had solid results More expansions in the queue March 31 net debt at $16.1 billion; down $3.4 billion from a year earlier Completed $750 million convertible preferred offering in April Note: See appendix for discussion of non-GAAP terms

YTD Highlights Significant progress downsizing trading book Cedar Brakes I & II Sold last material petroleum asset (Montreal Paraxylene) International power sales process on track

Financial Results

Earnings EBIT Interest and debt expense Preferred and minority interest Income (loss) before income taxes Income taxes (benefit) Income (loss) from continuing operations Discontinued operations, net of tax Cumulative effect of accounting changes, net of income taxes Net income (loss) $ 461 350 6 105 (3) 108 (2) - $ 106 $ 342 423 6 (87) 10 (97) (109) - $ (206) Three Months Ended March 31, 2005 2004 $ Millions Note: See appendix for discussion of non-GAAP terms

Summary of Significant Items $ (59) (113) 204 (1) $ 31 Western Energy Settlement Asset impairment & other Gain/(loss) on asset disposal Other Total significant items Total Pipeline Production Power Marketing and Trading Field Services $ - - - - $ - Three Months Ended March 31, 2005 Corporate and Other $ - (110) 22 - $ (88) $ - (3) 182 - $ 179 $ (59) - - (1) $ (60) $ - - - - $ - $ - - - - $ - $ Millions

Business Unit Contribution Pipelines Production Marketing and Trading Power Field Services Corporate and other Total $ 138 141 * - 5 7 2 $ 293 Three Months Ended March 31, 2005 $ 412 183 (185) (50) 191 (90) $ 461 $ - - - (88) 179 (60) $ 31 $ 111 146 1 12 2 9 $ 281 Capex EBIT Significant Items DD&A $ Millions Note: See appendix for discussion of non-GAAP terms * Does not include $271 MM for production acquisitions

Cash Flow $ 108 268 376 (13) (312) 51 355 (872) $ (466) Income/(loss) from continuing operations Non-cash adjustments Subtotal Discontinued operations Working capital changes and other Cash flow from operating activities Cash flow from investing activities* Cash flow from financing activities* Change in cash *Includes discontinued operations $ (97) 466 369 142 118 629 617 (857) $ 389 $ Millions Three Months Ended March 31, 2005 2004

Balance Sheet Summary Total financing obligations Securities of subsidiaries Total stockholders equity Total book capitalization Cash Net debt Weighted average cost of debt Total liquidity Next 12 months maturities* $ 17,777 365 3,323 $ 21,465 $ 1,651 $ 16,126 7.8% $ 1,820 $ 1,314 $ 19,196 367 3,439 $ 23,002 $ 2,117 $ 17,079 7.9 % Note: See appendix for discussion of non-GAAP terms *Includes $668 of the Zero Convertible debt March 31, 2005 December 31, 2004 ($ Millions)

Convertible Preferred Offering Description $750 MM, 4.99% Perpetual Preferred Convertible at $13.03 per share 144A placement Proceeds used to: Call 8.25% EPTP preferred ($300 MM) Prepay western energy settlement ($442 MM)

Convertible Preferred Offering Benefits of Transaction $31 MM of annual cash savings Balance sheet and ratings profile Simplify capital structure Slightly accretive assuming 2006 consensus estimates

Regulated Business Update

Pipelines Continue Solid Performance First quarter earnings are consistent with expectations Favorable YTD result in capital expenditures: Spending controlled below plan level Focus on market and supply expansions Ongoing remarketing success Maintain safe and reliable pipeline operations

Pipelines Segment EBIT Significant items Employee costs Total significant items Capital expenditures Throughput (BBtu/d) 100% Equity investment Total throughput $ 412 - $ - $ 138 19,727 2,859 22,586 2005 2004 Three Months Ended March 31, $ 386 (4) $ (4) $ 150 19,775 2,735 22,510 Note: See appendix for discussion of non-GAAP terms ($ Millions)

Eastern Pipelines Significant progress on TGP Northeast projects Also, ANR expansions in Wisconsin LNG market and infrastructure opportunities, specifically in the GOM Restructured an ANR shipper transportation contract Realigning storage services

Western Pipelines FERC filing in Jan 2005 for CIG Raton Basin Expansion Continue progress on WIC Piceance Pipeline project Expect EPNG Cadiz to Ehrenberg project to be in-service near year end Continue recontracting success PG&E: 199 MDth/d, 2-5 year terms, subject to CPUC approval SoCal Gas: 768 MDth/d, 98% renewal of core market, 3-5 year term, subject to FERC approval

Southern Pipelines Update

SNG Rate Case Settlement Stipulation filed April 29 Supported by 99% of SNG customer base General provisions: Rate certainty through March 2009 Contract extensions through August 2010 Higher rate on contracts not extended Reduced fuel retention rates, with 50/50 sharing Maintenance capital surcharge No change in rate design SFV, zone-of-delivery FERC approval expected 3Q2005

SNG Contract Expirations 2005 2006 2007 2008 2009 2010 2011 2012 Beyond As of Jan. 2004 1099 514 309 459 17 289 8 87 682 After 2005 rate case settlement 19 177 170 64 173 1512 105 337 1052 3400 3400 3400 3400 3400 3400 3400 3400 3400 Thousands of Dth/d SNG capacity 3,400 As of Jan. 2004 After 2005 rate case settlement Average contract life extended from 5 to 7 years

3.3 Bcf Tank Dual Slip 3 Vaporizers 540 MMcfd New Facilities: Elba Island LNG Import Terminal Reactivation Expansion Combined In-Service Date Nov 2001 1Q 2006 Storage Capacity 4.0 Bcf 3.3 Bcf 7.3 Bcf Base Sendout 446 MMcf/d 360 MMcf/d 806 MMcf/d Peak Sendout 675 MMcf/d 540 MMcf/d 1215 MMcf/d

SNG's Cypress Project Will Improve Supply To Southern GA and FL JEA Progress FL Cypress Project Project Scope (Ph 1) 165 miles 24" pipe Capacity: 220 MMcf/d Capex: $240 MM FERC filing 2Q 2005 In-service May 2007 Supported by 20-year Agreements with BG LNG Services & Progress Energy FL FGT Phase VII Capacity: 100 MMcf/d Capex: $63 MM In-service May 2007 Elba Island

Non-Regulated Business Update

Production Update

Production Segment EBIT Significant items Employee costs Total significant items Capital expenditures1 Acquisitions2 Production (MMcfe/d) $ 183 - $ - $ 412 271 766 2004 2005 Three Months Ended March 31, $ 204 (9) $ (9) $ 218 - 901 Note: See appendix for discussion of non-GAAP terms Note: Excludes discontinued operations 1Assumes cash basis and includes acquisitions 2Includes South Texas acquisition of $31 MM, East Texas acquisition of $174 (net of $3 MM of cash acquired), Lehman's interest in the net profits interest program of $63 MM and Gulf of Mexico of $3 MM ($ Millions)

Operational and Financial Review Production (MMcfe/d) Capital expenditures ($ MM)1 Realized prices (includes hedges)2 Gas ($/Mcf) Liquids ($/Bbl) Production costs ($/Mcfe)3 Other taxes ($/Mcfe) General and administrative expenses ($/Mcfe) Total cash expenses4 2005 Forecast 800+ $911 - - $0.69-$0.78 0.02 0.54-0.61 $1.25-$1.40 Three Months Ended March 31, 2005 766 $ 412 $ 6.10 39.11 $ 0.80 0.05 0.59 $ 1.44 Note: See appendix for discussion of non-GAAP terms Note: Excludes discontinued operations 1Assumes cash basis and includes acquisitions (net of $3 MM of cash acquired) 2Prices are stated after transportation costs 3Production costs include lease operating expenses plus production related taxes 4Cash expenses equal total operating expenses less DD&A and other non-cash charges

Last 12 Months Rig Activity May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr Drilling 11 8 7 12 16 20 15 14 14 13 12 12 Completions 2 4 4 3 5 3 2 4 8 10 12 9 Recompletions 2 2 4 6 3 6 5 7 4 7 Workovers 1 1 1 3 1 3 2 1 7 8 5 5 Total drilling Total completions Total recompletions Total workovers 14 13 14 20 26 32 22 25 34 38 33 33

Production* 1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005 Texas Gulf Coast 308 306.7 262.4 253.4 228 Onshore 224 223 238 239 247 Offshore 368.6 274.4 237.6 225.3 232 International 0 0 37.7 57.7 59 901 804 776 775 MMcfe/d Texas Gulf Coast Onshore Offshore International 766 * Excludes discontinued operations

1Q 2005 2Q 2005 3Q 2005 4Q 2005 Actual 19.7 Plan 24.7 27.7 33.6 East Texas Acquisition Current net production: 22 MMcfe/d Six wells drilled since closing date Third rig added in April 2005 Drill time reduced by 35% on third rig Completion time improved by 50% Recompletion program initiated April 2005 Recent Highlights Minden & Stockman Fields Actual* Plan *1Q 2005 results include volumes before acquisitions

Other Non-Regulated YTD Results

Marketing and Trading EBIT Significant items Employee & other restructuring costs Total significant items Legacy transactions in book $ (172) (2) $ (2) 9,879 $ (185) - $ - 5,265 2004 2005 Three Months Ended March 31, $ Millions Note: See appendix for discussion of non-GAAP terms

Marketing & Trading MTM gas MTM for Production puts, calls, and swaps MTM power MTM Cordova Tolling Agreement Settlements Operating expenses and other income Reported EBIT $ 26 (106) (50) (33) (12) (10) $ (185) Actual EBIT Three Months Ended March 31, 2005 ($ Millions) Note: See appendix for discussion of non-GAAP terms

Power EBIT Significant items Asia impairments Brazil impairments Other asset impairments Gain on asset disposal Employee and other restructuring costs Total significant items Capital expenditures* $ (139) - (135) (111) 4 (3) $ (245) $ 3 $ (50) (96) - (15) 23 - $ (88) $ 7 2004 2005 Three Months Ended March 31, ($ Millions) Note: See appendix for discussion of non-GAAP terms * Includes equity investments

Summary

Summary Solid pipeline performance Production on track to complete turnaround Expect more asset sales in coming months Continue balance sheet improvement in 2005

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. Additional detail regarding non-GAAP financial measures can be reviewed in our full operating statistics posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. El Paso defines EBITDA as EBIT plus depreciation, depletion, and amortization. EBITDA is a measure that indicates a company's ability to service interest expense and capital expenditures. Net Debt is defined as El Paso's total Financing Obligations as disclosed on the company's consolidated balance sheet net of cash and cash equivalents. Net Debt is an important measure of the company's total leverage. Investor's should be aware that some of El Paso's cash is restricted and not available for debt repayment. Total Liquidity is defined as cash that is easily available for general corporate purposes and available capacity under El Paso's $3 billion credit agreement. Total Liquidity demonstrates the company's ability to meet current obligations and commitments. At March 31, 2005 the company's available cash included $180 MM for Colorado Interstate Gas Company's 10% Notes maturing in June 2005. Per-unit total cash expenses equal total operating expenses less DD&A and other non-cash charges divided by total production. It is a valuable measure of operating efficiency. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP operating measurements.

Forward-looking Non-GAAP Statement Certain Non-GAAP financial measures included herein are presented on a forward-looking basis. Regulation G requires that forward-looking Non-GAAP financial measures be reconciled to the appropriate forward-looking GAAP financial measure. In our budgeting process, we do not forecast certain financial statement line items such as segment net income, which are required to properly reconcile our forward-looking Non-GAAP financial measures. As a result, we have not included in this presentation any reconciliations of our forward-looking Non-GAAP financial measures. Please note that the unavailable reconciling items could significantly impact our net income and cash flows.

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Non-GAAP Reconciliation: Total Cash Expenses 2005 total equivalent volumes (MMcfe): Total operating expense Depreciation, depletion, and amortization Per unit cash cost* 68,976 $ 246 (146) $ 3.57 (2.12) $ 1.44 Total ($ MM) Per Unit ($/Mcfe) *Total does not foot due to rounding

Maturity Schedule at March 31, 2005 Capital market debt-Non-pipeline1 Pipeline capital market debt B-Loan Bank debt Other2 Total maturities El Paso Zero Coupon Convert Total including Zero Coupon Convert $ 210 248 15 9 75 $ 557 - $ 557 $ 343 - 20 11 121 $ 495 668 $1,163 2005E 2006E 1Assumes exchange rate on euro-denominated debt in effect on March 31, 2005 2Excludes in 2005 $219 MM of Macae maturities and $29 MM of Mohawk River Funding II debt which is classified as current on the December 31, 2004 balance sheet ($ Millions)

EPPH

1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005 Texas Gulf Coast 66 48 36 41 37 Onshore 209 207 222 221 225 Offshore 274 192 157 151 144 EPPH Production by Region 549 447 415 413 MMcfe/d Texas Gulf Coast Onshore Offshore 66 48 36 41 209 207 222 221 274 192 157 151 406 144 225 37

EPPH Operational and Financial Review Production (MMcfe/d) Realized prices (includes hedges)1 Gas ($/Mcf) Liquids ($/Bbl) Production costs ($/Mcfe)2 Other taxes ($/Mcfe) General and administrative expenses ($/Mcfe) Total cash expenses3 406 $ 3.81 $ 37.79 $ 0.69 0.05 0.64 $ 1.38 Quarter Ended March 31, 2005 1Prices are stated after transportation costs 2Production costs include lease operating expenses plus production related taxes 3Cash expenses equal total operating expenses less DD&A and other non-cash charges

EPPH Non-GAAP Reconciliation: Total Cash Expenses 2005 total equivalent volumes (MMcfe): Total operating expense Depreciation, depletion, and amortization Per unit cash cost* 36,502 $ 133 (82) $ 3.64 (2.25) $ 1.38 Total ($ MM) Per Unit ($/Mcfe) *Total does not foot due to rounding

Investor Update May 10, 2005